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                                  Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference of our report, dated March 7, 2002, included in this Annual Report on Form 10-KSB, in Univec, Inc.'s previously filed Registration Statement on Form S-8, Reg. No. 333-46944.

                                                /s/ MOST HOROWITZ & COMPANY, LLP
                                                --------------------------------
                                                    MOST HOROWITZ & COMPANY, LLP


New York, New York
March 29, 2002